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                                  SMITH BARNEY

                              CALIFORNIA MUNICIPALS

                                           Fund Inc.

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                                                       SPECIAL DISCIPLINE SERIES

                                                       ANNUAL REPORT

                                                       FEBRUARY 29, 2000

                         [LOGO] Smith Barney
                                Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

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

Smith Barney California
Municipals Fund Inc.

The Smith Barney California Municipals Fund Inc. ("Fund") seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income tax as is consistent with prudent investment management and the preservation of capital.(1)

Smith Barney California Municipals Fund Inc.
Average Annual Total Returns
February 29, 2000

                                                   Without Sales Charges(2)
                                           ------------------------------------
                                           Class A        Class B       Class L
================================================================================
One-Year                                    (5.36)%        (5.87)%       (5.92)%
--------------------------------------------------------------------------------
Five-Year                                   5.76           5.22           5.15
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Ten-Year                                    6.76            N/A            N/A
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Since Inception+                            7.99           5.82           7.07
================================================================================

                                                   Without Sales Charges(3)
                                           ------------------------------------
                                           Class A        Class B       Class L
================================================================================
One-Year                                    (9.16)%        (9.93)%       (7.75)%
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Five-Year                                   4.90           5.06           4.93
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Ten-Year                                    6.33            N/A            N/A
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Since Inception+                            7.71           5.82           6.87
================================================================================

(1) Please note that a portion of the income from the Fund may be subject to the Alternative Minimum Tax.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

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MARKET HIGHLIGHT
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California is currently experiencing a meaningful economic resurgence, as it enjoys its best finances of the last ten years. In our view, the Golden State's economic recovery has been driven mainly by the growth of new, more diversified industries, which has effectively provided the state with a broader economic base. The nation's largest state economy, and the seventh largest economy in the world, now appears to be running on all cylinders as evidenced by rising real estate prices.

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NASDAQ SYMBOL
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               Class A                    SHRCX

               Class B                    SCABX

               Class L                    SCAcX

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WHAT'S INSIDE
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Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney California Municipals Fund Inc. at a Glance ..................    6

Schedule of Investments ...................................................    7

Statement of Assets and Liabilities .......................................   20

Statement of Operations ...................................................   21

Statements of Changes in Net Assets .......................................   22

Notes to Financial Statements .............................................   23

Financial Highlights ......................................................   27

Independent Auditors' Report ..............................................   30

Tax Information ...........................................................   31

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Shareholder Letter
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[Photo of  Heath B. McLendon]           [Photo of Joseph P. Deane]

Chairman                                Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney California Municipals Fund Inc. ("Fund") for the year ended February 29, 2000. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined our current portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update(1)

For the year ended February 29, 2000, the Fund had negative total returns of 5.36%, 5.87% and 5.92% for its Class A, B and L shares, respectively, without sales charges. In comparison, the Fund's Lipper, Inc. peer group average posted a total return of negative 4.88% for the same period. (Lipper, Inc. is a major fund-tracking organization.) Over the twelve-month period covered by this report, the Fund distributed income dividends totaling $0.76 per Class A share. For additional Fund performance informa tion please refer to pages four and five.

Municipal Bond Market Update

The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment. On February 2, 2000, the Federal Reserve Board ("Fed") raised interest rates for a fourth time in less than eight months, aiming to keep inflation at bay and to curb the nation's rapidly growing economy.(2)

Perhaps more significant than the Fed's actions was its accompanying statement that rapid growth could foster inflationary imbalances that might undermine the U.S. economy's record economic expansion. We believe that this cautionary statement may hint at a slightly more aggressive approach by the Fed in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

Also, we believe performance in the bond market during the period has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed rate increases. We think the current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

The bond market experienced a tough year in 1999. Tax-loss selling and asset allocation shifts out of municipal securities precipitated massive outflows in the fourth quarter, prompting bond funds to sell their municipal bond holdings. This drove yields even higher and sent the net asset values of many funds lower, accelerating outflows and leaving bond dealers reluctant to hold municipal securities. Additionally, the bond market has suffered in recent months from uncertainty over the outlook for future Fed monetary policy, given the resilience of stock markets and the apparent acceleration of consumer demand at year-

----------
(1)   Please note that past performance is not indicative of future results.

(2) On Tuesday, March 21, 2000 after this letter was written, the Fed raised interest rates 0.25%.


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Smith Barney California Municipals Fund Inc.                                   1
end. Also, we have noted that supply in the new-issue market is down substantially from last year.

These factors, in addition to the considerable momentum going into 2000, may mean that there is less financial restraint in the economy than previously believed. The pace of demand is surpassing even optimistic assessments of the economy's speed limit, threatening to reignite inflation and underscoring the need for Fed vigilance and restraint.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by getting a lower return. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A rated municipals bonds yielding nearly 100% or more of similar-maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

California Economic Highlights

The end of 1999 saw a flourish of holiday sales, which contributed to a burst of year-end job creation in California. Rising home prices and mortgage rates may have slowed home sales, but home and business construction continued to grow. An important sign of the Golden State's current economic strength and future prospects is the explosion of capital investment in emerging businesses. Fueled by booming Internet-related companies, venture capital investments in Northern California tripled in 1999 to $16.2 billion - over 33% of total venture capital investment for the entire U.S. Based on estimates from National Venture Capital Association/Venture Economics, the state as a whole accounted for over 42% of the nation's total venture capital investments.

California's economy passed several important milestones over the period, reaching a 30-year low in unemployment and passing the 14 million job mark in nonfarm wage and salary employment. Moreover, California's unemployment rate dropped to 4.9% -- the lowest level since 1969. The Golden State accounts for approximately 40% of the entire nation's job growth, with the service sector, particularly business services, adding the greatest number of jobs. We believe strong building activity and swelling personal consumption are driving the distribution of employment gains.

We think these gains, combined with factors such as strong employment growth, high real estate values, a more broadly diversified state economy and an annual state GDP of more than $1 trillion, should allow California to remain a competitive economic force for many years to come.

Investment Strategy

As previously noted, the Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income tax as is consistent with conservative investment management and the preservation of capital.(3) As of February 29, 2000, the Fund's average weighted maturity is approximately 19.0 years.

Also, as of February 29, 2000, 98.1% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with about 66.0% of the Fund invested in AAA bonds, the highest possible rating. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.)

The Fund's largest holdings were concentrated in water and sewer bonds (24.4%), hospital bonds (15.0%) and education bonds (7.6%). Until recently, our


----------
(3) A portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


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2                                             2000 Annual Report to Shareholders
investment strategy had been focused primarily on buying high-grade, short-maturity bonds, as we remained in on the yield curve in anticipation of the ensuing increase in interest rates. Currently, with recent interest rate increases behind us, we have been aggressive buyers of longer, high-grade discount bonds.

The Fund's investment strategy going forward will be three-fold:

o We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

o     We are focusing on investing in high-grade issues; and

o We are investing in discount paper because this is where we believe we can obtain the best value.

Our goal is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. We see the best opportunity for potential reward right now at the long end of the curve. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

Municipal Bond Market Outlook

We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence should likely support demand for goods. Additionally, we believe that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

Regarding further Fed tightenings, we believe that such future moves would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains moderate. It is our belief that any further Fed policy actions have already been comfortably priced into the bond market. We believe the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher productivity.

In our judgment, a number of factors bode well for the municipal bond market. The new-issue market in the U.S. is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipals that are expected in 2000. Fiscal trends are another major plus. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments boast budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

As always, we will be monitoring these events closely. Thank you for investing in the Smith Barney California Municipals Fund Inc.

Sincerely,


/s/ Heath B. McLendon               /s/ Joseph P. Deane

Heath B. McLendon                   Joseph P. Deane
Chairman                            Vice President and
                                    Investment Officer

March 6, 2000


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Smith Barney California Municipals Fund Inc.                                   3

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Historical Performance -- Class A Shares
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
                                   Net Asset Value
                               -------------------------
                               Beginning            End             Income        Capital Gain         Return          Total
Year Ended                      of Year           of Year          Dividends      Distributions      of Capital       Returns(1)
================================================================================================================================
2/29/00                          $16.93            $15.28            $0.76            $0.00             $0.00           (5.36)%
--------------------------------------------------------------------------------------------------------------------------------
2/28/99                           16.99             16.93             0.80             0.10              0.00            5.02
------------------------------------------------------------------------------------------------------------------------------
2/28/98                           16.26             16.99             0.84             0.23              0.00           11.44
--------------------------------------------------------------------------------------------------------------------------------
2/28/97                           16.31             16.26             0.85             0.20              0.00            6.37
--------------------------------------------------------------------------------------------------------------------------------
2/29/96                           15.40             16.31             0.84             0.03              0.00           11.93
--------------------------------------------------------------------------------------------------------------------------------
2/28/95                           16.15             15.40             0.89             0.19              0.00            2.46
--------------------------------------------------------------------------------------------------------------------------------
2/28/94                           16.70             16.15             0.84             0.65              0.00            5.92
--------------------------------------------------------------------------------------------------------------------------------
2/28/93                           15.78             16.70             0.97             0.29              0.04           14.76
--------------------------------------------------------------------------------------------------------------------------------
2/29/92                           15.66             15.78             1.05             0.27              0.00            9.50
--------------------------------------------------------------------------------------------------------------------------------
2/28/91                           15.61             15.66             1.07             0.12              0.00            8.29
================================================================================================================================
  Total                                                              $8.91            $2.08             $0.04
================================================================================================================================

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Historical Performance -- Class B Shares
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
                                   Net Asset Value
                               -------------------------
                               Beginning            End             Income        Capital Gain         Return          Total
Year Ended                      of Year           of Year          Dividends      Distributions      of Capital       Returns(1)
================================================================================================================================
2/29/00                          $16.93            $15.28            $0.67            $0.00             $0.00           (5.87)%
--------------------------------------------------------------------------------------------------------------------------------
2/28/99                           16.98             16.93             0.71             0.10              0.00            4.56
--------------------------------------------------------------------------------------------------------------------------------
2/28/98                           16.25             16.98             0.76             0.23              0.00           10.88
--------------------------------------------------------------------------------------------------------------------------------
2/28/97                           16.32             16.25             0.77             0.20              0.00            5.73
--------------------------------------------------------------------------------------------------------------------------------
2/29/96                           15.40             16.32             0.76             0.03              0.00           11.39
--------------------------------------------------------------------------------------------------------------------------------
2/28/95                           16.15             15.40             0.80             0.19              0.00            1.89
--------------------------------------------------------------------------------------------------------------------------------
2/28/94                           16.70             16.15             0.76             0.65              0.00            5.40
--------------------------------------------------------------------------------------------------------------------------------
Inception* -- 2/28/93             15.84             16.70             0.28             0.29              0.01            9.27+
================================================================================================================================
  Total                                                              $5.51            $1.69             $0.01
================================================================================================================================

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Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                               -------------------------
                               Beginning            End             Income        Capital Gain         Return          Total
Year Ended                      of Year           of Year          Dividends      Distributions      of Capital       Returns(1)
================================================================================================================================
2/29/00                          $16.91            $15.26            $0.66            $0.00             $0.00           (5.92)%
--------------------------------------------------------------------------------------------------------------------------------
2/28/99                           16.97             16.91             0.70             0.10              0.00            4.45
--------------------------------------------------------------------------------------------------------------------------------
2/28/98                           16.24             16.97             0.75             0.23              0.00           10.83
--------------------------------------------------------------------------------------------------------------------------------
2/28/97                           16.31             16.24             0.77             0.20              0.00            5.68
--------------------------------------------------------------------------------------------------------------------------------
2/29/96                           15.40             16.31             0.76             0.03              0.00           11.30
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 2/28/95              14.19             15.40             0.23             0.19              0.00           11.72+
================================================================================================================================
  Total                                                              $3.87            $0.75             $0.00
================================================================================================================================


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4                                             2000 Annual Report to Shareholders

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Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                               -------------------------
                               Beginning            End          Income        Capital Gain         Return          Total
Year Ended                      of Year           of Year       Dividends      Distributions      of Capital       Returns(1)
=============================================================================================================================
2/29/00                          $16.93           $15.29          $0.78            $0.00             $0.00            (5.14)%
-----------------------------------------------------------------------------------------------------------------------------
Inception*-- 2/28/99              17.19            16.93           0.39             0.10              0.00             1.34+
=============================================================================================================================
  Total                                                           $1.17            $0.10             $0.00
=============================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

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Average Annual Total Returns
--------------------------------------------------------------------------------

                                                            Without Sales Charges(1)
                                          ------------------------------------------------------------
                                          Class A          Class B           Class L          Class Y
======================================================================================================
Year Ended 2/29/00                        (5.36)%          (5.87)%           (5.92)%           (5.14)%
----------------------------------------------------------------------------------------------------
Five Years Ended 2/29/00                   5.76             5.22              5.15               N/A
------------------------------------------------------------------------------------------------------
Ten Years Ended 2/29/00                    6.76              N/A               N/A               N/A
------------------------------------------------------------------------------------------------------
Inception* through 2/29/00                 7.99             5.82              7.07             (2.70)
======================================================================================================

                                                             With Sales Charges(2)
                                          ------------------------------------------------------------
                                          Class A          Class B           Class L          Class Y
======================================================================================================
Year Ended 2/29/00                        (9.16)%          (9.93)%           (7.75)%           (5.14)%
------------------------------------------------------------------------------------------------------
Five Years Ended 2/29/00                   4.90             5.06              4.93               N/A
------------------------------------------------------------------------------------------------------
Ten Years Ended 2/29/00                    6.33              N/A               N/A               N/A
------------------------------------------------------------------------------------------------------
Inception* through 2/29/00                 7.71             5.82              6.87             (2.70)
======================================================================================================

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Cumulative Total Returns
--------------------------------------------------------------------------------

                                                                    Without Sales Charges(1)
======================================================================================================
Class A (2/28/90 through 2/29/00)                                            92.41%
------------------------------------------------------------------------------------------------------
Class B (Inception* through 2/29/00)                                         51.31
------------------------------------------------------------------------------------------------------
Class L (Inception* through 2/29/00)                                         43.60
------------------------------------------------------------------------------------------------------
Class Y (Inception* through 2/29/00)                                         (3.86)
======================================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase, this CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are April 9, 1984, November 6, 1992, November 14, 1994 and September 22, 1998, respectively.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   5

--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Fund Average+
--------------------------------------------------------------------------------

                         February 1990 -- February 2000

                               [GRAPHIC OMITTED]

                        SB Cal Muni    Lehman Muni Bond   Lipper Cal

February 1990               9600           10000            10000
February 1991              10396           10923            10807
February 1992              11211           12014            11836
February 1993              12866           13668            13492
February 1994              13626           14425            14235
February 1995              13960           14697            14271
February 1996              15678           16320            15753
February 1997              16677           17219            16512
February 1998              18585           18794            18062
February 1999              19518           20037            19049
February 2000              18472           19621            17481

+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1990, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 29, 2000. The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Fund Average is composed of an average of the Fund's peer group of 108 mutual funds investing in California municipal bonds as of February 29, 2000. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

    [The following table was depicted as line graph in the printed material]

Education                              7.6%
Escrowed to Maturity                   7.2%
General Obligation                     5.0%
Hospitals                             15.0%
Housing: Multi-Family                  2.1%
Housing: Single-Family                 2.5%
Pre-Refunded                           3.4%
Tax Allocation                         3.8%
Transportation                         5.9%
Utilities                              3.8%
Water and Sewer                       24.4%
Other                                 19.3%


Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

                    Standard                 Percentage
 Moody's            & Poor's            of Total Investments
------------------------------------------------------------

   Aaa                 AAA                      65.7%

   Aa                  AA                       13.3

    A                   A                       13.4

   Baa                 BBB                       5.7

   Ba                  BB                        0.8

   NR                  NR                        1.1
                                               -----

                                               100.0%
                                               =====

*     As a percentage of total investments.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        February 29, 2000
--------------------------------------------------------------------------------

           FACE
           AMOUNT        RATING(A)                                 SECURITY                                         VALUE
===========================================================================================================================
Education -- 7.6%
      $ 2,000,000        AAA        Adelanto School District, Series B, FGIC-Insured,
                                      zero coupon due 9/1/18                                                     $  667,500
                                    California Educational Facilities Authority Revenue:
        2,980,000        Aa3*         Claremont University Center, Series B, 5.000% due 3/1/24                    2,581,425
                                      Pepperdine University, Series A:
        1,775,000        A1*            5.000% due 11/1/18                                                        1,562,000
        1,500,000        A1*            5.000% due 11/1/29                                                        1,256,250
        6,125,000        Ba1*         Pooled College & University Project, Series A, 5.500% due 7/1/15            5,680,937
                                      Southwestern University Project:
        2,635,000        A3*            6.600% due 11/1/14                                                        2,796,394
        4,505,000        A3*            6.700% due 11/1/24                                                        4,668,306
        2,500,000        A3*          University of San Diego, 6.500% due 10/1/22                                 2,662,500
                                    California State Public Works Board, Lease Revenue:
          905,000        A+           High Technology Facility, San Jose Facilities, Series A,
                                        7.750% due 8/1/06                                                           989,844
                                      Various California State University Projects, Series B:
        3,085,000        A+             5.400% due 9/1/13                                                         3,058,006
        1,745,000        A+             5.450% due 9/1/14                                                         1,723,187
        2,425,000        A+             5.500% due 9/1/15                                                         2,376,500
        1,400,000        A+             5.550% due 9/1/16                                                         1,368,500
        1,400,000        AAA        Eastside Unified High School District, Santa Clara County,
                                      Series B, FGIC-Insured, 5.000% due 9/1/18                                   1,256,500
        1,750,000        AAA        Escondito Unified School District, Series A, FGIC-Insured,
                                      5.125% due 9/1/15                                                           1,669,062
       10,000,000        AAA        Fremont Unified School District, Alameda County, Series A,
                                      FGIC-Insured, 4.750% due 8/1/20                                             8,437,500
        1,250,000        AAA        Lake Elsinore Unified School District, COP, MBIA-Insured,
                                      4.750% due 2/1/20                                                           1,054,687
        2,300,000        AAA        Rio Linda Unified School District, FSA-Insured, 5.250% due 8/1/17             2,173,500
        1,250,000        AAA        San Diego Community College District, Lease Revenue, MBIA-Insured,
                                      6.125% due 12/1/16                                                          1,356,250
        1,530,000        AAA        Santa Rosa High School District, FGIC-Insured, 5.900% due 5/1/14              1,572,075
        5,580,000        AAA        South Orange County Community College District, COP, (Capital
                                      Improvement Refining Project), MBIA-Insured, 5.000% due 8/1/19              4,952,250
                                    Standard School District, COP, (Capital Improvement Project), Series A:
          320,000        A-           6.200% due 3/1/10                                                             330,000
          340,000        A-           6.250% due 3/1/11                                                             348,500
        4,500,000        BBB        Ukiah Unified School District, COP, (Measure A Capital Projects),
                                      6.000% due 9/1/10                                                           4,646,250
        2,600,000        AAA        Victor Valley Unified High School District, MBIA-Insured,
                                      5.750% due 11/1/17                                                          2,606,500
        2,500,000        Baa1*      Yuba City Unified School District, COP, (Andors Karperos School
                                      Construction Project), 6.700% due 2/1/13                                    2,605,625
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 64,400,048
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                            SECURITY                                               VALUE
=========================================================================================================================
Electric -- 0.7%
                                  Sacramento Power Authority, Cogeneration Project Revenue:
    $ 1,800,000        BBB-         6.500% due 7/1/07                                                         $ 1,908,000
      1,800,000        BBB-         6.500% due 7/1/08                                                           1,910,250
      2,200,000        BBB-         6.500% due 7/1/09                                                           2,282,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,100,750
-------------------------------------------------------------------------------------------------------------------------

Escrowed to Maturity(b) -- 7.2%
        270,000        AAA        Contra Costa County Home Mortgage Revenue, Mortgage Backed
                                    Securities Program, GNMA-Collateralized, 7.750% due 5/1/22                    326,700
        100,000        AAA        Kern High School District, Series C, MBIA-Insured, 8.750% due 8/1/03            113,000
        125,000        AAA        Martinez Home Mortgage Revenue Bonds, 10.750% due 2/1/16                        181,250
      3,325,000        AAA        Perris Single-Family Mortgage Revenue, Series A, Mortgage Backed
                                    Securities Program, GNMA-Collateralized, 8.300% due 6/1/13 (c)              4,052,344
      6,000,000        AAA        Pleasanton-Suisun City HFA, Home Mortgage, Series A, MBIA-Insured,
                                    zero coupon due 10/1/16                                                     2,160,000
                                  Riverside County, Single-Family Mortgage Revenue, Series A,
                                    Mortgage Backed Securities Program, GNMA-Collateralized:
      2,620,000        AAA            8.300% due 11/1/12 (c)                                                    3,219,325
      1,000,000        AAA            7.800% due 5/1/21 (c)                                                     1,245,000
                                  San Joaquin Hills California Transportation Corridor Agency
                                    Toll Road Revenue:
      5,000,000        AAA            Zero coupon due 1/1/14                                                    2,256,250
     60,000,000        AAA            Zero coupon due 1/1/16                                                   23,850,000
     17,500,000        AAA            Zero coupon due 1/1/17                                                    6,518,750
     25,000,000        AAA            Zero coupon due 1/1/18                                                    8,718,750
     20,000,000        AAA            Zero coupon due 1/1/19                                                    6,500,000
        775,000        AAA        Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial Project),
                                    10.300% due 3/1/11                                                            997,812
      1,250,000        Baa*       Sequoia Hospital District Revenue, 5.375% due 8/15/23                         1,171,875
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               61,311,056
-------------------------------------------------------------------------------------------------------------------------

General Obligation -- 5.0%
                                  California State GO:
      5,000,000        AAA          4.750% due 2/1/29                                                           4,062,500
                                    Veterans Bonds:
        455,000        AA-            Series AL, 9.700% due 4/1/02                                                502,206
        725,000        AA-            Series AM, 9.000% due 10/1/02                                               803,844
                                      Series AT:
      4,000,000        AA-              9.700% due 2/1/01                                                       4,209,120
      1,000,000        AA-              9.500% due 2/1/10                                                       1,331,250
      2,000,000        AA-            Series AU, 8.400% due 10/1/06                                             2,395,000
      4,720,000        AAA        Pasadena Unified School District, Series A, FGIC-Insured,
                                    5.000% due 5/1/20                                                           4,165,400
      1,000,000        Aa1*       San Diego Public Safety Communication Project, 6.650% due 7/15/11             1,123,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                       VALUE
====================================================================================================================
General Obligation -- 5.0% (continued)
                                  Santa Margarita/Dana Point Authority Revenue, GO:
   $ 20,000,000        AAA          Series A, AMBAC-Insured, 5.125% due 8/1/18                           $18,325,000
      1,500,000        AAA          Water Improvement Districts 3-3A-4 & 4A, Series B, MBIA-Insured,
                                      7.250% due 8/1/14                                                    1,775,625
      4,000,000        AAA        Tahoe Truckee Unified School District Improvement, District No. 1,
                                    Series A, FGIC-Insured, 5.750% due 8/1/20                              3,955,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          42,648,695
--------------------------------------------------------------------------------------------------------------------

Hospitals -- 15.0%
      1,500,000        AA-        ABAG Finance Authority for Nonprofit Corps., COP,
                                    (Rehabilitation Mental Health Services Inc. Project),
                                    California Mortgage Insured, 6.550% due 6/1/22                         1,531,875
        225,000        AA-        California Health Facilities Authority Revenue, Victory Valley
                                    Community Hospital, Series 84-A, 9.875% due 7/1/12                       225,765
                                  California Health Facilities Financing Authority Revenue:
                                    AMBAC-Insured:
      2,500,000        AAA            Catholic Health Facilities, 5.750% due 7/1/15                        2,518,750
      5,620,000        AAA            Catholic Healthcare West, Series E, 5.250% due 7/1/16                5,331,975
     10,000,000        A2*          Cedars-Sinai Medical Center, Series A, 6.125% due 12/1/30              9,525,000
                                    Industrial Health Facilities:
        705,000        AA-            Casa De Las Campanas, Series A, 5.500% due 8/1/12                      692,662
      2,500,000        AA-            Marshall Hospital, Series A, 5.250% due 11/1/18                      2,209,375
      1,000,000        AAA            Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/14             941,250
                                   Kaiser Permanente:
      3,500,000        AAA            Series A, FSA-Insured, 5.000% due 6/1/18                             3,119,375
                                      Series B:
      5,000,000        A                5.250% due 10/1/14                                                 4,400,000
      5,000,000        A                5.250% due 10/1/16                                                 4,306,250
     17,500,000        A                5.000% due 10/1/18                                                14,065,625
                                    Series A, Catholic Healthcare West, MBIA-Insured:
      2,000,000        AAA            5.000% due 7/1/17                                                    1,807,500
      3,000,000        AAA            5.125% due 7/1/24                                                    2,643,750
      5,145,000        AAA          Stanford Health Care, Series A, 5.000% due 11/15/18                    4,579,050
                                    Sutter Health, Series A:
                                      FSA-Insured:
      1,470,000        AAA              5.125% due 8/15/17                                                 1,361,587
      1,500,000        AAA              5.250% due 8/15/27                                                 1,335,000
                                      MBIA-Insured:
      3,000,000        AAA              5.000% due 8/15/18                                                 2,666,250
      2,000,000        AAA              5.000% due 8/15/19                                                 1,775,000
                                   California Statewide Community Development Authority Revenue, COP:
      4,515,000        AAA           Industrial Health Facilities, Unihealth, Series A, AMBAC-Insured,
                                      5.500% due 10/1/07                                                   4,644,806
     19,000,000        A            Kaiser Permanente, 5.300% due 12/1/15                                 16,625,000
      1,100,000        AA-          Solheim Lutheran Home, 6.500% due 11/1/17                              1,120,625
                                    St. Joseph's Health System:
      4,825,000        AA             5.500% due 7/1/14                                                    4,559,625
      4,000,000        AA             5.250% due 7/1/21                                                    3,470,000
      6,000,000        AA             6.625% due 7/1/21                                                    6,547,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                       VALUE
=====================================================================================================================
Hospitals -- 15.0% (continued)
                                  Sutter Health Obligated Group, MBIA-Insured:
    $ 3,500,000        AAA            5.500% due 8/15/09                                                 $  3,570,000
        500,000        AAA            6.000% due 8/15/25                                                      501,250
                                  Fresno Health Facilities Revenue, Holy Cross Health System Corp.:
      2,200,000        AA           5.200% due 12/1/04                                                      2,202,750
      2,435,000        AA           5.375% due 12/1/06                                                      2,441,087
      1,000,000        AAA        Modesto Health Facilities Revenue, Memorial Hospital Association,
                                    Series B, MBIA-Insured, 5.125% due 6/1/17                                 927,500
      2,000,000        A          Riverside County Asset Leasing Corp., (Riverside County
                                    Hospital Project), Series A, 6.375% due 6/1/09                          2,057,500
      2,750,000        A2*        San Joaquin County COP, (General Hospital Project 1993),
                                    6.250% due 9/1/13                                                       2,939,062
      9,260,000        A          Torrance Hospital Revenue Bonds, Little County of Mary Hospital,
                                    6.875% due 7/1/15                                                       9,804,025
      1,500,000        NR         Valley Health System, COP, 6.875% due 5/15/23                             1,396,875
---------------------------------------------------------------------------------------------------------------------
                                                                                                          127,843,644
---------------------------------------------------------------------------------------------------------------------

Housing: Multi-Family -- 2.1%
      1,250,000        AAA        ABAG, Series 96A, FNMA-Collateralized, 5.700% due 11/1/26                 1,253,125
                                  California HFA:
        395,000        Aa2*         Home Mortgage Revenue, Series F-1, 7.000% due 8/1/26 (c)                  402,406
      1,595,000        Aa2*         Series A, 6.625% due 2/1/24 (c)                                         1,624,906
        480,000        AAA          Series C, MBIA-Insured, 7.000% due 8/1/23 (c)                             492,600
      6,000,000        AAA        California Statewide Community Development Authority, COP,
                                    St. Joseph's Health System Group, Series E, FNMA-Collateralized,
                                    6.400% due 6/1/28 (c)                                                   6,060,000
      1,740,000        AAA        Riverside County Housing Authority, Multi-Family Housing Revenue,
                                    Brandon Place Apartments, Series B, FNMA-Collateralized,
                                    5.625% due 7/1/29 (c)                                                   1,750,875
        665,000        AAA        San Francisco City & County Redevelopment, Multi-Family Housing
                                    Revenue, 1045 Mission Apartments, Series C, GNMA-Collateralized,
                                    5.200% due 12/20/17 (c)                                                   611,800
      1,500,000        Aa1*       San Jose Multi-Family Timberwood Apartments, Series A,
                                    LOC-Wells Fargo Bank, 7.500% due 2/1/20                                 1,505,625
      1,320,000        AA         Santa Rosa Mortgage Revenue, (Village Square Apartments Project),
                                    Series A, FHA-Insured, 6.875% due 9/1/27                                1,371,150
      2,755,000        AAA        Victorville Multi-Family Housing Revenue, Wimbledon Apartments,
                                    Series A, GNMA-Collateralized, 6.300% due 4/20/31                       2,772,219
---------------------------------------------------------------------------------------------------------------------
                                                                                                           17,844,706
---------------------------------------------------------------------------------------------------------------------

Housing: Single-Family -- 2.5%
                                  California HFA Revenue Bonds, Home Mortgage:
         10,000        Aa2*         10.250% due 2/1/14                                                         10,073
                                    Capital Appreciation:
        350,000        Aa2*           Series 1983-B, zero coupon due 8/1/15                                    73,500
        310,000        Aa2*           Series 1984-B, zero coupon due 8/1/16                                    49,600
      3,000,000        AAA          Series B, AMBAC-Insured, 5.150% due 2/1/18 (c)                          2,707,500
      5,225,000        Aa2*         Series E, Remarketed 10/16/96, 6.375% due 8/1/27 (c)                    5,264,187

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                        VALUE
=====================================================================================================================
Housing: Single-Family -- 2.5% (continued)
                                    Single-Family Mortgage:
    $ 6,490,000        AAA            Issue A-2, FHA-Insured, 6.350% due 8/1/15 (c)                       $ 6,611,687
      3,520,000        AAA            Series B-3, Class II, MBIA-Insured, 5.375% due 8/1/21                 3,194,400
                                  Los Angeles Home Mortgage Revenue Bonds, GNMA-Collateralized:
        585,000        Aaa*         Second Mortgage Project, 8.100% due 5/1/17                                604,744
        375,000        AAA          Single-Family Mortgage Revenue, Mortgage Backed Securities
                                      Program, Issue A, 7.550% due 12/1/23 (c)                                383,265
      1,500,000        AAA        Sacramento County Single-Family Mortgage Revenue, Issue A,
                                    GNMA-Collateralized, (Escrowed to maturity with U.S. government
                                    securities), 8.125% due 7/1/16 (c)                                      1,848,750
         95,000        AA+        San Francisco City & County Single-Family Mortgage Revenue,
                                    GNMA/FNMA-Collateralized, 7.450% due 1/1/24 (c)                            97,204
         95,000        AAA        Southern California HFA, Single-Family Mortgage Revenue,
                                    GNMA/FNMA-Collateralized, Series B, 7.750% due 3/1/24 (c)                  97,479
---------------------------------------------------------------------------------------------------------------------
                                                                                                           20,942,389
---------------------------------------------------------------------------------------------------------------------

Miscellaneous -- 15.5%
        500,000        A3*        ABAG Finance Authority Nonprofit Corps., COP, Peninsula Family,
                                    YMCA, Series A, 6.800% due 10/1/11                                        526,875
      2,500,000        NR         Alhambra, Arcadia, Azusa Counties, Independent Cities Risk
                                    Management Authority, COP, 7.250% due 3/1/07                            2,500,000
      2,000,000        AAA        Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured,
                                    6.200% due 7/16/23 (d)                                                  2,042,500
      1,025,000        Baa2*      Azusa COP, (Capital Improvements Refinancing Project),
                                    6.625% due 8/1/13                                                       1,068,562
                                  California Public Capital Improvements Finance Authority Revenue,
                                    (Pooled Project):
        750,000        NR             Series A, 8.500% due 3/1/18                                             768,232
        540,000        AAA            Series B, BIG-Insured, 8.100% due 3/1/18                                546,075
                                  California State Public Works Board, Lease Revenue:
      2,500,000        AAA          Department of Corrections, Series B, MBIA-Insured,
                                      5.000% due 9/1/21                                                     2,193,750
      5,000,000        AAA          Department of Health Services, Series A, 5.750% due 11/1/24             4,881,250
      3,000,000        AAA        Contra Costa County COP, (Capital Projects), AMBAC-Insured,
                                    5.250% due 2/1/21                                                       2,741,250
                                  Corona, PFA Revenue, Superior Lien, Series A, FSA-Insured:
        830,000        AAA          4.900% due 9/1/14                                                         770,862
      2,500,000        AAA          5.000% due 9/1/20                                                       2,203,125
      3,680,000        AAA        Fontana COP, AMBAC-Insured, 5.000% due 9/1/21                             3,229,200
                                  Fresno Joint Powers Financing Authority, Local Agency
                                    Revenue, Series A:
      1,300,000        BBB            6.000% due 9/2/01                                                     1,309,750
      1,000,000        BBB            6.200% due 9/2/03                                                     1,017,500
      1,500,000        BBB            6.550% due 9/2/12                                                     1,545,000
      3,000,000        AAA        Long Beach Board Finance Authority Lease Revenue, Rainbow Harbor
                                    Refining Project, Series A, AMBAC-Insured, 5.250% due 5/1/24            2,711,250
     14,900,000        AAA        Los Angeles California Parking Revenue, Series A,
                                    4.750% due 5/1/24                                                      12,329,750
      3,250,000        AAA        Los Angeles County Community Facilities, District No. 3, Special Tax
                                    Refunding, Series A, FSA-Insured, 5.500% due 9/1/14                     3,258,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                          VALUE
=======================================================================================================================
Miscellaneous -- 15.5% (continued)
                                  Los Angeles County COP:
    $ 2,000,000        BBB+         Special Linked SAVRS & RIBS, 6.708% due 6/1/15 (d)                      $ 2,087,500
      1,000,000        BBB+         Structured Yield Curve Note, 6.600% due 11/1/11                           1,051,250
                                  Los Angeles County Public Works Financing Authority Revenue:
      3,500,000        AAA          Multiple Capital Facilities Project, Series B, AMBAC-Insured,
                                      5.125% due 12/1/29                                                      3,084,375
      6,500,000        AA           Regional Park & Open Space District, Series A,
                                      5.000% due 10/1/19                                                      5,793,125
      1,750,000        AAA        Marin Emergency Radio & Public Safety Revenue Authority,
                                    AMBAC-Insured, 4.750% due 8/15/18                                         1,511,562
        735,000        AAA        Oakland Lease Revenue, COP, AMBAC-Insured, 4.750% due 6/1/19                  630,262
      2,670,000        AAA        Ontario Redevelopment Finance Authority Revenue, (Project No. 1),
                                    MBIA-Insured, (Escrowed to maturity with U.S. government securities),
                                    5.800% due 8/1/23                                                         2,626,612
        895,000        Baa1*      Pleasanton Joint Powers Financing Authority Revenue, Series A,
                                    6.150% due 9/2/12                                                           909,544
      1,600,000        AAA        Sacramento City Financing Authority Revenue, Capital Improvement,
                                    (Solid Waste & Redevelopment Project), AMBAC-Insured,
                                    5.875% due 12/1/29                                                        1,588,000
      4,600,000        AAA        Sacramento County COP, (Public Facilities Project), Solid Waste
                                    Facilities, MBIA-Insured, 5.250% due 12/1/16                              4,381,500
      2,800,000        AAA        Salida Area Public Financing Agency Community Facilities District,
                                    Special Tax No. 1988-1, FSA-Insured, 5.250% due 9/1/18                    2,604,000
      2,000,000        AAA        San Bernadino COP, (Capital Facilities Project), Series B, (Escrowed to
                                    maturity with U.S. government securities), 6.875% due 8/1/24              2,295,000
                                  San Diego County COP:
      9,000,000        AAA          Central Jail Refunding, AMBAC-Insured, 5.000% due 10/1/25                 7,796,250
      1,000,000        AAA          Regular Fixed Option Certificates, MBIA-Insured,
                                      6.363% due 11/18/19 (d)                                                 1,030,000
      5,000,000        AAA        San Diego Special Tax Facilities, Community District No. 1,
                                    MBIA-Insured, 4.750% due 9/1/20                                           4,231,250
        135,000        A3*        San Francisco Downtown Parking, Corporate Parking Revenue Bonds,
                                    6.250% due 4/1/04                                                           142,256
      4,310,000        Aaa*       San Marcos Public Facilities Authority, Public Facilities Revenue,
                                    (Escrowed to maturity with U.S. government securities),
                                    zero coupon due 1/1/19                                                    1,352,262
      5,995,000        AAA        San Ramone COP, (Central Park Project), FSA-Insured,
                                    5.000% due 8/1/24                                                         5,253,119
      2,875,000        AAA        Santa Ana Financing Authority Lease Revenue, Police Administration &
                                    Holding Facility, Series A, MBIA-Insured, 6.250% due 7/1/24               3,047,500
      3,460,000        A+         Santa Barbara County COP, 5.700% due 3/1/11                                 3,524,875
      7,180,000        AAA        Santa Maria Redevelopment Agency, Town Center Package,
                                    FSA-Insured, 5.000% due 6/1/16                                            6,641,500
      2,795,000        AAA        Solano County COP, (Capital Improvement Project),
                                    5.000% due 11/15/19                                                       2,484,056
                                  Sonoma County COP, Detention Facilities Improvement Project:
      4,200,000        A+           5.000% due 11/15/13                                                       4,005,750
      3,000,000        A+           5.000% due 11/15/17                                                       2,707,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                        VALUE
=====================================================================================================================
Miscellaneous -- 15.5% (continued)
    $ 2,000,000        AAA        South Orange County Public Finance Authority, Special Tax Revenue,
                                    Series A, MBIA-Insured, 7.000% due 9/1/10                             $ 2,292,500
                                  Virgin Islands Public Finance Authority Revenue, Series A:
     10,000,000        BBB-         5.500% due 10/1/18                                                      8,837,500
      3,000,000        BBB-         Gross Receipts Taxes, Loan Note, 6.500% due 10/1/24                     2,958,750
      2,000,000        AAA        Vista Community Development, Tax Allocation Revenue, Vista
                                    Redevelopment Project Area, MBIA-Insured, 5.250% due 9/1/15             1,935,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                          132,445,854
---------------------------------------------------------------------------------------------------------------------

Pollution Control Revenue -- 1.2%
                                  California Financing Authority:
      2,500,000        AA-          Pacific Gas & Electric Co., Series B, 6.350% due 6/1/09 (c)             2,618,750
        500,000        BBB          Resource Recovery Revenue, Waste Management Income,
                                      Series A, 7.150% due 2/1/11 (c)                                         502,500
                                    502,500 San Diego Gas & Electric, Series A:
      5,000,000        A+             5.900% due 6/1/14                                                     5,131,250
      1,500,000        AA-            6.800% due 6/1/15 (c)                                                 1,642,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                            9,895,000
---------------------------------------------------------------------------------------------------------------------

Pre-Refunded(e) -- 3.4%
                                  California Health Facilities Financing Authority Revenue:
        115,000        Aa1*         Community Provider Pooled Loan Project, Series A,
                                      (Call 6/1/00 @ 102), 7.350% due 6/1/20                                  118,233
      1,250,000        NR           South Coast Medical Center, (Call 7/1/00 @ 102),
                                      7.250% due 7/1/15                                                     1,288,038
      1,450,000        NR           St. Elizabeth Hospital, (Call 11/15/02 @ 102),
                                      6.200% due 11/15/09                                                   1,535,188
                                  California Public Works Board Lease Revenue, Series A:
      2,000,000        AAA          California State University Project, (Call 10/1/02 @ 102),
                                      6.700% due 10/1/17                                                    2,140,000
      1,000,000        AAA          Department of Corrections State Prison, Series A,
                                      (Call 9/1/00 @ 102), 7.000% due 9/1/09                                1,035,150
      1,405,000        Aaa*       Contra Costa County COP, Merrithew Memorial Hospital,
                                    (Call 11/1/02 @ 102), 6.500% due 11/1/06                                1,499,838
      1,500,000        AAA        Desert Hospital District, COP, (Call 7/1/00 @ 102),
                                    8.100% due 7/1/20                                                       1,550,250
      1,000,000        AA         Fresno Health Facilities Revenue, Holy Cross Health System,
                                    St. Agnes, (Call 6/1/02 @ 102), 6.625% due 6/1/21                       1,062,500
      1,000,000        NR         Inglewood Insured Hospital Revenue Bonds, Daniel Freeman
                                    Hospital Inc., (Call 5/1/01 @ 102), 6.750% due 5/1/13                   1,047,500
        450,000        AAA        Los Angeles Convention & Exhibition Center Authority,
                                    (Call 12/1/05 @ 100), 9.000% due 12/1/20                                  542,813
      1,950,000        Aa3*       Los Angeles Department of Water & Power, Electric Plantation
                                    Revenue, (Call 1/15/01 @ 102), 7.100% due 1/15/31                       2,027,610
                                  Mojave Water Agency, Improvement District, Morongo Basin,
                                    (Call 9/1/02 @ 102):
      1,500,000        AAA            6.600% due 9/1/13                                                     1,599,375
      5,510,000        AAA            6.600% due 9/1/22 (f)                                                 5,875,038
        750,000        A-         Northern California Power Agency, Public Power Revenue,
                                    (Geothermal Project No. 3), Series A, (Call 7/1/08 @ 100),
                                    5.000% due 7/1/09                                                         748,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                        VALUE
=====================================================================================================================
Pre-Refunded(e) -- 3.4% (continued)
     $  500,000        AAA        Oceanside COP, AMBAC-Insured, (Call 8/1/02 @ 102),
                                    7.300% due 8/1/21                                                    $   540,625
      1,000,000        NR         Orange County Community Facility District, Special Tax, Series A,
                                    (Call 8/15/00 @ 102), 7.800% due 8/15/15                               1,037,070
      1,000,000        A2*        Rancho Mirage COP, Eisenhower Memorial Hospital, Joint Powers
                                    Financing Authority, (Call 3/1/02 @ 102), 7.000% due 3/1/22            1,065,000
      2,000,000        AAA        Rancho Water District Financing Authority Revenue,
                                    Regular Fixed Option Bonds, AMBAC-Insured,
                                    (Call 9/11/01 @ 102), 6.427% due 8/17/21 (d)                           2,085,000
      1,000,000        AAA        San Buenaventura COP, AMBAC-Insured, (Call 10/1/00 @ 102),
                                    7.500% due 10/1/20                                                     1,040,470
      1,300,000        AAA        Yolo County Flood Control & Water Conservation District, COP,
                                    FGIC-Insured, (Call 7/15/03 @ 100), 7.125% due 7/15/15                 1,402,375
--------------------------------------------------------------------------------------------------------------------
                                                                                                          29,240,198
--------------------------------------------------------------------------------------------------------------------

Solid Waste -- 1.9%
      2,770,000        AAA        Fresno County Finance Authority, Solid Waste Revenue Bonds,
                                    American Avenue Landfill, MBIA-Insured, 5.750% due 5/15/14             2,825,400
                                  Inland Empire Solid Waste Authority Revenue, FSA-Insured:
      5,000,000        AAA          6.250% due 8/1/11 (c)                                                  5,306,250
      2,500,000        AAA          6.000% due 8/1/16 (c)                                                  2,668,750
        470,000        BBB        Kings County Waste Management Authority, Solid Waste Revenue,
                                    7.200% due 10/1/14 (c)                                                   507,013
      1,000,000        BB         Nevada County COP, 7.500% due 6/1/21                                     1,036,250
      4,135,000        Baa2*      South Napa Waste Management Authority Revenue,
                                    (Solid Waste Transfer Facilities Project), 6.500% due 2/15/14 (c)      4,259,050
--------------------------------------------------------------------------------------------------------------------
                                                                                                          16,602,713
--------------------------------------------------------------------------------------------------------------------

Tax Allocation -- 3.8%
      2,000,000        AAA        Anaheim Public Finance Authority, Tax Allocation Revenue,
                                    Regular Fixed Option Bonds, MBIA-Insured, 6.450% due 12/28/18 (d)      2,100,000
      1,000,000        Baa3*      Azusa Redevelopment Agency, Tax Allocation, Merged Project Area,
                                    Series A, 6.750% due 8/1/23                                            1,001,250
      1,200,000        AAA        Bay Area Government Assessment, Tax Allocation, Redevelopment
                                    Agency Pool, Series A-6, FSA-Insured, 5.250% due 12/15/17              1,134,000
        295,000        AAA        Brea Public Finance Authority, Tax Allocation, MBIA-Insured,
                                    7.000% due 8/1/15                                                        309,381
                                  Brisbane Redevelopment Agency, Tax Allocation,
                                    (Brisbane Community Redevelopment Project):
        200,000        AA             9.400% due 5/1/05                                                      201,466
        220,000        AA             9.400% due 5/1/06                                                      221,558
         30,000        AAA        Concord Redevelopment Agency, Tax Allocation, Series 3,
                                    MBIA-Insured, 8.000% due 7/1/18                                           30,343
      6,000,000        AAA        Corona Redevelopment Agency, Tax Allocation, Redevelopment Project
                                    Area A, Series A, FGIC-Insured, 5.500% due 9/1/24                      5,647,500
      1,000,000        AAA        El Centro Redevelopment Tax Allocation, MBIA-Insured,
                                    6.375% due 11/1/17                                                     1,052,500
      4,160,000        AAA        Fontana Public Finance Authority, Tax Allocation, MBIA-Insured,
                                    Series A, 5.000% due 9/1/20                                            3,712,800


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                           SECURITY                                         VALUE
===================================================================================================================
Tax Allocation -- 3.8% (continued)
    $ 3,275,000        BBB+       Garden Grove Community Development Agency, Tax Allocation,
                                    (Garden Grove Community Project), 5.700% due 10/1/08               $  3,295,469
      2,000,000        Baa*       Hawthorne Community Redevelopment, Tax Allocation,
                                    (Project Area 2), 6.625% due 9/1/14                                   2,090,000
                                  Rancho Cucamonga Redevelopment, Tax Allocation,
                                    (Rancho Redevelopment Project):
      2,500,000        AAA            FSA-Insured, 5.250% due 9/1/20                                      2,278,125
      2,445,000        AAA            MBIA-Insured, 5.250% due 9/1/16                                     2,331,919
                                  San Diego Redevelopment, Tax Allocation,
                                    (Centre City Redevelopment Project), AMBAC-Insured:
      2,220,000        AAA            Series A, 4.750% due 9/1/18                                         1,917,525
      1,000,000        AAA            Series C, 4.750% due 9/1/18                                           863,750
      4,595,000        AAA        Santa Clara Redevelopment Agency, Tax Allocation,
                                    (Bayshore North Project), AMBAC-Insured, Series A,
                                    5.250% due 6/1/19                                                     4,279,094
-------------------------------------------------------------------------------------------------------------------
                                                                                                         32,466,680
-------------------------------------------------------------------------------------------------------------------

Transportation -- 5.9%
                                      Alameda Corridor Transportation Authority Revenue,
                                        Series A, MBIA-Insured:
      8,000,000        AAA            4.750% due 10/1/19                                                  6,840,000
      4,530,000        AAA            4.750% due 10/1/25                                                  3,725,925
      8,890,000        AAA        Foothill/Eastern Corridor Agency, California Toll Road Revenue,
                                    MBIA-Insured, 5.125% due 1/15/19                                      8,078,788
     13,420,000        AAA        Los Angeles County Metropolitan Transportation Authority,
                                    Sales Tax Revenue, Proposal A, 1st Tier, Series B, FSA-Insured,
                                    4.750% due 7/1/24                                                    11,088,275
      2,000,000        A3*        Port of Oakland Special Facilities Revenue, Series A,
                                    6.750% due 1/1/12 (c)                                                 2,065,000
      9,000,000        AAA        Sacramento County Airport System Revenue, Series A,
                                    MBIA-Insured, 5.900% due 7/1/24 (c)                                   8,865,000
        400,000        A1*        Sacramento Regional Transportation District, COP, Series A,
                                    6.400% due 3/1/03                                                       421,000
      3,000,000        AAA        San Francisco Airport Community International Corp., Lease Revenue,
                                    FGIC-Insured, 6.500% due 5/1/19 (c)                                   3,120,000
        180,000        AAA        San Francisco Airport Improvement Corp., Lease Revenue,
                                    (Escrowed to maturity with U.S. government securities),
                                    8.000% due 7/1/13                                                       207,675
      2,770,000        AAA        San Francisco Bay Area Rapid Transportation District Sales Tax,
                                    AMBAC-Insured, 5.000% due 7/1/28                                      2,371,813
                                  San Jose Airport Revenue Bonds,
                                  FGIC-Insured:
        200,000        AAA          5.400% due 3/1/04 (c)                                                   205,500
      1,500,000        AAA          5.500% due 3/1/07 (c)                                                 1,537,500
      1,250,000        A*         Santa Barbara COP, (Harbor Reference Project), 6.750% due 10/1/27       1,296,875
-------------------------------------------------------------------------------------------------------------------
                                                                                                         49,823,351
-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                          VALUE
=======================================================================================================================
Utilities -- 3.8%
     $  360,000        A-         Northern California Power Agency, Public Power Refunding,
                                    Geothermal Project No. 3, Series A, 5.000% due 7/1/09                   $   354,600
      2,000,000        AAA        Redding Electric System Revenue, COP, Regular Linked SAVRS
                                    & RIBS, MBIA-Insured, 6.368% due 7/8/22 (d)                               2,097,500
      2,670,000        AAA        Redding Joint Powers Finance Authority, Electric System Revenue,
                                    Series D, MBIA-Insured, 5.250% due 6/1/15                                 2,583,225
      5,000,000        AAA        Riverside Electrical Revenue, AMBAC-Insured, 5.000% due 10/1/22             4,337,500
                                  Sacramento Municipal Utility District Electric Revenue:
                                    Series D:
      4,000,000        AAA            FGIC-Insured, 5.250% due 11/15/12                                       3,990,000
      4,500,000        AAA            MBIA-Insured, 5.250% due 11/15/20                                       4,156,875
      3,000,000        A            Series E, 5.700% due 5/15/12                                              3,030,000
      5,425,000        AAA          Series I, MBIA-Insured, 5.750% due 1/1/15                                 5,472,469
      5,000,000        AAA        Southern California Public Power Authority, Power Project Revenue,
                                    (Mead Adelanto Project), Series A, AMBAC-Insured,
                                    5.000% due 7/1/17                                                         4,537,500
      1,960,000        BBB-       Trinity County Public Utility District, COP, Electric District
                                    Facilities, 6.750% due 4/1/23 (c)                                         1,964,900
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             32,524,569
-----------------------------------------------------------------------------------------------------------------------

Water & Sewer -- 24.4%
                                  California State Department of Water, Central Valley Project Revenue:
                                    Series O:
      1,000,000        AA             5.000% due 12/1/22                                                        873,750
      2,235,000        AA             4.750% due 12/1/25                                                      1,843,875
      5,000,000        AA           Series S, 5.000% due 12/1/19                                              4,450,000
     11,000,000        AA           Series U, 5.000% due 12/1/29                                              9,377,500
                                  Castaic Lake Water Revenue, COP, (Water System Improvement
                                    Project), AMBAC-Insured:
      7,270,000        AAA            5.250% due 8/1/19                                                       6,770,188
      7,115,000        AAA            5.125% due 8/1/30                                                       6,270,094
      6,000,000        AAA        Clovis Sewer Revenue Refunding, MBIA-Insured, 5.200% due 8/1/28             5,317,500
                                  East Bay Municipal Utility District, FGIC-Insured:
      9,300,000        AAA          Wastewater Treatment Systems Revenue, 5.000% due 6/1/26                   8,021,250
                                    Water Systems Revenue:
      7,500,000        AAA            5.000% due 6/1/15                                                       7,059,375
      1,750,000        AAA            5.000% due 6/1/16                                                       1,605,625
      5,000,000        AAA            4.750% due 6/1/21                                                       4,218,750
      8,400,000        AAA            5.000% due 6/1/26                                                       7,245,000
                                  Eastern Municipal Water District, COP, Water & Sewer Revenue,
                                    Series A:
                                      FGIC-Insured:
      1,000,000        AAA              6.750% due 7/1/12                                                     1,135,000
      1,000,000        AAA              5.375% due 7/1/13                                                     1,000,000
     17,750,000        AAA            MBIA-Insured, 5.250% due 7/1/23                                        16,219,063
      1,900,000        AAA        El Centro Financing Authority, Water & Wastewater Revenue, Series A,
                                    AMBAC-Insured, 5.125% due 10/1/27                                         1,681,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 29, 2000
--------------------------------------------------------------------------------

       FACE
       AMOUNT        RATING(A)                               SECURITY                                           VALUE
=========================================================================================================================
Water & Sewer -- 24.4% (continued)
                                  Fresno Sewer Revenue, Series A, MBIA-Insured:
   $ 18,150,000        AAA          5.000% due 9/1/23                                                        $ 15,835,875
      6,400,000        AAA          4.750% due 9/1/26                                                           5,272,000
      2,430,000        AAA        Los Angeles Wastewater System Revenue, Series A, MBIA-Insured,
                                    5.700% due 6/1/09                                                           2,505,938
                                  Metropolitan Water District, Southern California Waterworks Revenue:
                                    Series A:
      1,000,000        AA             5.000% due 7/1/18                                                           898,750
     13,900,000        AA             4.750% due 7/1/22                                                        11,589,125
      6,000,000        AA             5.000% due 7/1/26                                                         5,167,500
     12,430,000        AAA            MBIA-Insured, 5.000% due 7/1/30                                          10,627,650
      4,500,000        AA           Series C, 5.250% due 7/1/16                                                 4,291,875
                                  Modesto Irrigation District Financing Authority Revenue, COP,
                                    Capital Improvement:
      3,000,000        AAA            Series A, AMBAC-Insured, 4.750% due 7/1/26                                2,456,250
      2,360,000        A+             Series B, 5.300% due 7/1/22                                               2,073,850
      1,925,000        AAA        Morgan Hill COP, FSA-Insured, 5.125% due 6/1/21                               1,720,469
      6,045,000        AAA        Orange Cove Irrigation District Revenue, COP, (Rehabilitation Project),
                                    AMBAC-Insured, 5.000% due 2/1/17                                            5,546,288
      4,560,000        AAA        Pittsburg Public Finance Authority, Wastewater Revenue, Series A,
                                    FGIC-Insured, 5.375% due 6/1/22                                             4,246,500
      6,575,000        AAA        Placer County Water Revenue, COP, (Capital Improvement Projects),
                                    AMBAC-Insured, 5.500% due 7/1/29                                            6,131,188
                                  Pomona Public Financing Authority:
      2,500,000        AAA          Series AA, Water Facilities Project, 5.000% due 5/1/29                      2,134,375
      2,855,000        AAA          Series Q, MBIA-Insured, 5.750% due 12/1/15                                  2,887,119
                                  San Diego PFA Sewer Revenue, FGIC-Insured:
     28,875,000        AAA          5.000% due 5/15/20                                                         25,518,281
      3,885,000        AAA          Series B, 4.750% due 5/15/17                                                3,394,519
     15,000,000        AA-        San Francisco Public Utility, Community Water Revenue,
                                    5.000% due 11/1/26                                                         12,712,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              208,098,522
-------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS -- 100%
                                      (Cost -- $859,297,648**)                                               $852,188,175
=========================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Coupon for a residual interest bond varies inversely with the level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Security partially segregated by Custodian for open purchase commitments and/or futures contracts commitments.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 18 and 19 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  17

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA"' have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considerd as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
18                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG  1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG             -- Association of Bay Area Governments
AIG              -- American International Guaranty
AMBAC            -- AMBAC Indemnity Corporation
BAN              -- Bond Anticipation Notes
BIG              -- Bond Investors Guaranty
CGIC             -- Capital Guaranty Insurance Company
CHFCLI           -- California Health Facility Construction Loan Insurance
CONNIE LEE       -- College Construction Loan Insurance Association
COP              -- Certificate of Participation
EDA              -- Economic Development Authority
ETM              -- Escrowed To Maturity
FAIRS            -- Floating Adjustable Interest Rate Securities
FGIC             -- Financial Guaranty Insurance Company
FHA              -- Federal Housing Administration
FHLMC            -- Federal Home Loan Mortgage Corporation
FNMA             -- Federal National Mortgage Association
FRTC             -- Floating Rate Trust Certificates
FSA              -- Financial Security Assurance
GIC              -- Guaranteed Investment Contract
GNMA             -- Government National Mortgage Association
GO               -- General Obligation
HDC              -- Housing Development Corporation
HFA              -- Housing Finance Authority
IDA              -- Industrial Development Agency
IDB              -- Industrial Development Board
IDR              -- Industrial Development Revenue
INFLOS           -- Inverse Floaters
ISD              -- Independent School District
LOC              -- Letter of Credit
MBIA             -- Municipal Bond Investors Assurance Corporation
MVRICS           -- Municipal Variable Rate Inverse Coupon Security
PCR              -- Pollution Control Revenue
PFA              -- Public Financing Authority
PSFG             -- Permanent School Fund Guaranty
RAN              -- Revenue Anticipation Notes
RIBS             -- Residual Interest Bonds
SAVRS            -- Select Auction Variable Rate Securities
TAN              -- Tax Anticipation Notes
TECP             -- Tax Exempt Commercial Paper
TOB              -- Tender Option Bonds
TRAN             -- Tax and Revenue Anticipation Notes
SYCC             -- Structured Yield Curve Certificate
VA               -- Veterans Administration
VRDD             -- Variable Rate Daily Demand
VRWE             -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            February 29, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $859,297,648)                                      $ 852,188,175
     Interest receivable                                                                 12,719,141
     Receivable for Fund shares sold                                                        527,595
     Receivable for securities sold                                                          65,000
     Other assets                                                                            10,169
---------------------------------------------------------------------------------------------------
     Total Assets                                                                       865,510,080
---------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                                    1,220,995
     Investment advisory fees payable                                                       321,870
     Payable to broker - variation margin                                                   112,500
     Payable to bank                                                                         92,615
     Distribution fees payable                                                               38,279
     Administration fees payable                                                             29,178
     Accrued expenses                                                                       206,282
---------------------------------------------------------------------------------------------------
     Total Liabilities                                                                    2,021,719
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 863,488,361
===================================================================================================
NET ASSETS:
     Par value of capital shares                                                      $      56,518
     Capital paid in excess of par value                                                892,806,059
     Undistributed net investment income                                                    124,836
     Accumulated net realized loss from security transactions and futures contracts     (22,100,704)
     Net unrealized depreciation of investments and futures contracts                    (7,398,348)
---------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 863,488,361
===================================================================================================
Shares Outstanding:
     Class A                                                                             41,093,291
     ----------------------------------------------------------------------------------------------
     Class B                                                                             12,822,473
     ----------------------------------------------------------------------------------------------
     Class L                                                                              2,527,773
     ----------------------------------------------------------------------------------------------
     Class Y                                                                                 74,725
     ----------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                          $15.28
     ----------------------------------------------------------------------------------------------
     Class B *                                                                               $15.28
     ----------------------------------------------------------------------------------------------
     Class L **                                                                              $15.26
     ----------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                          $15.29
     ----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)                       $15.92
     ----------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                       $15.41
===================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended February 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                               $  55,087,335
------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 3)                                          2,983,546
     Distribution fees (Note 3)                                                 2,882,478
     Administration fees (Note 3)                                               1,890,814
     Shareholder and system servicing fees                                        201,644
     Audit and legal                                                              135,511
     Registration fees                                                             48,581
     Shareholder communications                                                    46,782
     Custody                                                                       43,612
     Directors' fees                                                               41,996
     Pricing fees                                                                  36,790
     Other                                                                         30,916
------------------------------------------------------------------------------------------
     Total Expenses                                                             8,342,670
------------------------------------------------------------------------------------------
Net Investment Income                                                          46,744,665
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Loss From:
       Security transactions                                                  (18,520,213)
       Futures contracts                                                          (84,000)
------------------------------------------------------------------------------------------
     Net Realized Loss                                                        (18,604,213)
------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year                                                       79,656,591
       End of year                                                             (7,398,348)
------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                  (87,054,939)
------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                (105,659,152)
------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                      $ (58,914,487)
==========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended February 29, 2000
and the Year Ended February 28, 1999

                                                                               2000               1999
============================================================================================================
OPERATIONS:
     Net investment income                                               $    46,744,665    $    43,919,316
     Net realized loss                                                       (18,604,213)        (3,397,658)
     Increase in net unrealized appreciation (depreciation)                  (87,054,939)         7,234,476
------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                       (58,914,487)        47,756,134
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income                                                   (44,975,146)       (44,415,694)
     In excess of net investment income                                               --         (1,220,517)
     Net realized gains                                                               --         (5,885,401)
------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
  Distributions to Shareholders                                              (44,975,146)       (51,521,612)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                        147,999,352        253,027,947
     Net asset value of shares issued for reinvestment of dividends           25,037,033         29,727,113
     Cost of shares reacquired                                              (271,883,695)      (125,516,529)
------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions          (98,847,310)       157,238,531
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                           (202,736,943)       153,473,053
NET ASSETS:
     Beginning of year                                                     1,066,225,304        912,752,251
------------------------------------------------------------------------------------------------------------
     End of year*                                                        $   863,488,361    $ 1,066,225,304
============================================================================================================
  * Includes undistributed (overdistributed) net investment income of:   $       124,836    $    (1,644,683)
============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

Smith Barney California Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices as provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. The investment advisory fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder record-


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

keeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through February 29, 2000, the Fund paid transfer agent fees of $68,173 to CFTC.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 29, 2000, SSB and CFBDS received sales charges of approximately $823,000 and $68,000 on sales of the Fund's Class A shares and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                     Class A           Class B           Class L
================================================================================
CDSCs                               $ 31,000          $503,000          $ 15,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended February 29, 2000, total Distribution Plan fees incurred were:

                                        Class A        Class B          Class L
================================================================================
Distribution Plan Fees                $1,081,175      $1,481,570      $  319,733
================================================================================

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the year ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $284,821,917
--------------------------------------------------------------------------------
Sales                                                                378,085,989
================================================================================

At February 29, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 25,958,176
Gross unrealized depreciation                                       (33,067,649)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (7,109,473)
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


--------------------------------------------------------------------------------
24                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At February 29, 2000, the Fund had the following open futures contracts:

                                       Expiration     # of          Basis           Market     Unrealized
                                       Month/Year   Contracts       Value           Value      Gain (Loss)
===========================================================================================================
Futures contracts to buy:
  Municipal Bond Index                    3/00         300      $ 27,429,500    $ 27,984,376     $ 554,876
-----------------------------------------------------------------------------------------------------------
Futures contracts to sell:
  U.S. Treasury Long Bond Index           3/00         300        27,674,999      28,518,750      (843,751)
-----------------------------------------------------------------------------------------------------------
Net Unrealized Loss                                                                             $ (288,875)
===========================================================================================================

6. Capital Shares

At February 29, 2000, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At February 29, 2000, total paid-in capital amounted to the following for each class:

                                  Class A         Class B         Class L        Class Y
=========================================================================================
Total Paid-in Capital          $638,788,869    $210,297,125     $42,345,211    $1,431,372
=========================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                        Year Ended
                                       February 29, 2000                February 28, 1999(1)
                                  ----------------------------       ---------------------------
                                     Shares          Amount            Shares         Amount
================================================================================================
Class A
Shares sold                         6,983,346    $ 112,760,970        9,597,866    $ 163,199,621
Shares issued on reinvestment       1,158,388       18,429,385        1,267,288       21,508,604
Shares reacquired                 (12,477,687)    (197,363,379)      (4,546,797)     (77,276,081)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (4,335,953)   $ (66,173,024)       6,318,357    $ 107,432,144
================================================================================================
Class B
Shares sold                         1,628,698    $  26,306,497        3,186,068    $  54,114,417
Shares issued on reinvestment         326,617        5,195,228          385,228        6,535,072
Shares reacquired                  (3,741,218)     (59,176,884)      (1,695,121)     (28,785,369)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (1,785,903)   $ (27,675,159)       1,876,175    $  31,864,120
================================================================================================
Class L(2)
Shares sold                           551,473    $   8,931,885        1,131,864    $  19,213,909
Shares issued on reinvestment          85,035        1,350,873           79,230        1,343,281
Shares reacquired                    (956,885)     (15,073,569)        (251,417)      (4,268,907)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (320,377)   $  (4,790,811)         959,677    $  16,288,283
================================================================================================
Class Y
Shares sold                                --    $          --          960,767    $  16,500,000
Shares issued on reinvestment           3,854           61,547           19,970          340,156
Shares reacquired                     (17,634)        (269,863)        (892,232)     (15,186,172)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (13,780)   $    (208,316)          88,505    $   1,653,984
================================================================================================

(1) For Class Y shares, transactions are for the period from September 22, 1998 (inception date) to February 28, 1999.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Loss Carryforward

At February 29, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $13,908,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offest will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs at the end of February of the year indicated:

                                                     2007               2008
================================================================================
Carryforward Amounts                             $ 2,923,000         $10,985,000
================================================================================

8. Concentration of Credit

The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.


--------------------------------------------------------------------------------
26                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended February 28, except where noted:

Class A Shares                              2000(1)(2)    1999(1)        1998         1997      1996(1)(3)
===========================================================================================================
Net Asset Value, Beginning of Year           $ 16.93      $ 16.99      $ 16.26      $ 16.31      $ 15.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.78         0.77         0.82         0.85         0.85
  Net realized and unrealized gain (loss)      (1.67)        0.07         0.98         0.15         0.93
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.89)        0.84         1.80         1.00         1.78
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.76)       (0.78)       (0.84)       (0.85)       (0.84)
   In excess of net investment income             --        (0.02)          --           --           --
   Net realized gains                             --        (0.10)       (0.23)       (0.20)       (0.03)
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.76)       (0.90)       (1.07)       (1.05)       (0.87)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 15.28      $ 16.93      $ 16.99      $ 16.26      $ 16.31
----------------------------------------------------------------------------------------------------------
Total Return                                   (5.36)%       5.02%       11.44%        6.37%       11.93%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $   628      $   769      $   664      $   579      $   582
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.70%        0.68%        0.70%        0.71%        0.76%
  Net investment income                         4.99         4.53         4.97         5.29         5.26
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%          13%          43%          60%          44%
===========================================================================================================

Class B Shares                              2000(1)(2)    1999(1)        1998         1997       1996(1)(3)
===========================================================================================================
Net Asset Value, Beginning of Year           $ 16.93      $ 16.98      $ 16.25      $ 16.32      $ 15.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.70         0.68         0.74         0.76         0.75
  Net realized and unrealized gain (loss)      (1.68)        0.08         0.98         0.14         0.96
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.98)        0.76         1.72         0.90         1.71
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.67)       (0.69)       (0.76)       (0.77)       (0.76)
  In excess of net investment income              --        (0.02)          --           --           --
  Net realized gains                              --        (0.10)       (0.23)       (0.20)       (0.03)
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.67)       (0.81)       (0.99)       (0.97)       (0.79)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 15.28      $ 16.93      $ 16.98      $ 16.25      $ 16.32
----------------------------------------------------------------------------------------------------------
Total Return                                   (5.87)%       4.56%       10.88%        5.73%       11.39%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $   196      $   247      $   216      $   173      $   153
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.22%        1.20%        1.21%        1.23%        1.29%
  Net investment income                         4.47         4.02         4.45         4.75         4.71
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%          13%          43%          60%          44%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   For the year ended February 29, 1996.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended February 28, except where noted:

Class L Shares                             2000(1)(2)   1999(1)(3)       1998        1997       1996(1)(4)
===========================================================================================================
Net Asset Value, Beginning of Year           $ 16.91      $ 16.97      $ 16.24      $ 16.31      $ 15.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.69         0.67         0.73         0.75         0.78
  Net realized and unrealized gain (loss)      (1.68)        0.07         0.98         0.15         0.92
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.99)        0.74         1.71         0.90         1.70
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.66)       (0.68)       (0.75)       (0.77)       (0.76)
   In excess of net investment income             --        (0.02)          --           --           --
   Net realized gains                             --        (0.10)       (0.23)       (0.20)       (0.03)
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.66)       (0.80)       (0.98)       (0.97)       (0.79)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 15.26      $ 16.91      $ 16.97      $ 16.24      $ 16.31
----------------------------------------------------------------------------------------------------------
Total Return                                   (5.92)%       4.45%       10.83%        5.68%       11.30%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $    38      $    48      $    32      $    17      $    11
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.28%        1.24%        1.26%        1.29%        1.39%
  Net investment income                         4.41         3.97         4.39         4.69         4.44
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%          13%          43%          60%          44%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the year ended February 29, 1996.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended February 28, except where noted:

Class Y Shares                                    2000(1)(2)      1999(1)(3)
================================================================================
Net Asset Value, Beginning of Year                $   16.93        $   17.19
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                0.82             0.34
  Net realized and unrealized loss                    (1.68)           (0.11)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (0.86)            0.23
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.78)           (0.37)
   In excess of net investment income                    --            (0.02)
   Net realized gains                                    --            (0.10)
--------------------------------------------------------------------------------
Total Distributions                                   (0.78)           (0.49)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                      $   15.29        $   16.93
--------------------------------------------------------------------------------
Total Return                                          (5.14)%           1.34%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $   1,142        $   1,498
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             0.46%            0.53%+
  Net investment income                                5.22             4.56+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  29%              13%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the year ended February 29, 2000.
(3)   For the period from September 22, 1998 (inception date) to February 28,
      1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  29

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney California Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney California Municipals Fund Inc. as of February 29, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney California Municipals Fund Inc. as of February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                           KPMG LLP

New York, New York
April 13, 2000


--------------------------------------------------------------------------------
30                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended February 29, 2000:

      o 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  31

Smith Barney California Municipals Fund Inc.

Directors

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Citi Fiduciary Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney California Municipals Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

        SALOMON SMITH BARNEY
        --------------------
A member if citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney California
Municipals Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0434 4/00